Exhibit 10.6

FIRST AMENDMENT TO RESTATED LOAN AGREEMENT

This First Amendment to Restated Loan Agreement (this “Amendment”) dated as of February 3, 2011, is made among GMX RESOURCES INC., an Oklahoma corporation (the “Borrower”), the LENDERS (as defined below), CAPITAL ONE, NATIONAL ASSOCIATION, a national banking association, as administrative agent, arranger and bookrunner, for the Lenders (and individually as a Lender), and BNP PARIBAS, as syndication agent (and individually as a Lender), who agree as follows:

RECITALS

A. This Amendment pertains to that certain Fifth Amended and Restated Loan Agreement dated effective as of February 2, 2011, among the Borrower, the Agent and the Lenders (the “Loan Agreement”). As used in this Amendment, capitalized terms used herein without definition herein shall have the meanings provided in the Loan Agreement.

B. The Borrower, the Agent and the Lenders desire to amend the Loan Agreement to modify a covenant.

AGREEMENT

NOW, THEREFORE, in consideration of the terms and conditions contained herein, and the loans and extensions of credit heretofore, now or hereafter made to the Borrower by the Lenders, subject to the conditions precedent in Paragraph 3.5 below, the parties hereto hereby agree as follows:

ARTICLE 1.

AMENDMENT

1.1 Section 6.21 of the Loan Agreement is hereby amended and restated, to read in its entirety as follows:

“Without the prior written approval of all the Lenders, the Borrower will not make any cash or other payment (whether in securities or other property), including any sinking fund or similar deposit, on account of the principal of or the redemption, retirement, purchase, acquisition, cancellation or termination of the Senior Unsecured Notes. The Borrower will not make interest payments on the Senior Unsecured Notes if at the time thereof, or immediately after giving effect thereto, a Default or Event of Default shall have occurred and be continuing (or be created).”

ARTICLE 2.

ACKNOWLEDGMENT OF COLLATERAL

2.1 The Borrower hereby specifically reaffirms all of the Collateral Documents. The Borrower hereby confirms and agrees that the Collateral Documents secure the Loan Agreement as amended by this Amendment.

ARTICLE 3.

MISCELLANEOUS; CONDITIONS TO EFFECTIVENESS

3.1 The Borrower represents and warrants to the Agent and the Lenders (which representations and warranties will survive the execution of this Amendment) that, after giving effect to the waivers described herein, (i) all representations and warranties contained in the Loan Agreement and the Collateral Documents are true and correct on and as of the date hereof as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date, and (ii) no event has occurred and is continuing as of the date hereof which constitutes a Default or Event of Default.

3.2 Except as expressly modified by this Amendment, all terms and provisions of the Loan Agreement are hereby ratified and confirmed and shall be and shall remain in full force and effect, enforceable in accordance with its terms.

3.3 The Borrower agrees to pay on demand all costs and expenses of the Agent and the Lenders in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and expenses of counsel for the Agent). In addition, Borrower shall pay any and all stamp or other taxes, recordation fees and other fees payable in connection with the execution, delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder and agrees to hold Agent and the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay or omission in paying such taxes or fees.

3.4 This Amendment may be executed in multiple separate counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each party’s signature may appear on a separate counterpart but all such counterparts taken together shall constitute one and the same instrument. The parties specifically confirm their intent to be bound by delivery of such signed counterparts by telecopier or pdf email.

3.5 The provisions of Article 1 of this Amendment shall become effective if and when, and only when, the Agent has received duly executed counterparts of this Amendment by all parties thereto. This Amendment shall take effect if and when the Loan Agreement takes effect pursuant to Section 7.1 and Section 11.4 thereof.

3.6 THIS AMENDMENT, TOGETHER WITH THE LOAN DOCUMENTS, AND ANY OTHER WRITTEN INSTRUMENTS EXECUTED PURSUANT TO THIS AMENDMENT REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES AND SHALL SUPERSEDE ANY PRIOR AGREEMENT BETWEEN THE PARTIES HEREOF, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT HEREOF.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

3.7 The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Loan Agreement or any of the Collateral Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of the Loan Agreement or any of the Collateral Documents.

3.8 Notwithstanding that such consent is not required under the guaranty agreements or the other Collateral Documents, Endeavor and Diamond each consents to the execution and delivery of this Amendment by the parties hereto. As a material inducement to the Agent and the Banks to amend the Loan Agreement as set forth herein, Endeavor and Diamond each (i) acknowledges and confirms the continuing existence, validity and effectiveness of its Restated Guaranty Agreement and each of the other Collateral Documents to which it is a party and (ii) agrees that the execution, delivery and performance of this Amendment shall not in any way release, diminish, impair, reduce or otherwise affect its obligations thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

BORROWER:	GMX RESOURCES INC.

	By:	/s/ James A. Merrill
		Name:	James A. Merrill
		Title:	Chief Financial Officer and Treasurer

AGENT:	CAPITAL ONE, NATIONAL ASSOCIATION

	By:	/s/ Eric Broussard
		Name:	Eric Broussard
		Title:	Senior Vice President

LENDERS:	CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Eric Broussard
		Name:	Eric Broussard
		Title:	Senior Vice President

BNP PARIBAS

	By:	/s/ Edward Pak
		Name:	Edward Pak
		Title:	Vice President

	By:	/s/ Betsy Jocher
		Name:	Betsy Jocher
		Title:	Director

AGREED TO AND ACKNOWLEDGED by the undersigned for the purposes set forth in Paragraph 3.8.

ENDEAVOR PIPELINE INC.

By:	/s/ James A. Merrill
Name: James A. Merrill
Title: Vice President and Secretary

DIAMOND BLUE DRILLING CO.

By:	/s/ James A. Merrill
Name: James A. Merrill
Title: Vice President and Secretary

5